Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1.	this annual report on Form 20-F of British Telecommunications plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of British Telecommunications plc.

Date: May 18, 2005	/s/ Ben Verwaayen
Name: Bernardus Verwaayen
Title: Principal Executive Officer

Date: May 18, 2005	/s/ Hanif Lalani
Name: Hanif Lalani
Title: Principal Financial Officer